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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579


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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 21, 2003


                                Littelfuse, Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                      0-20388                     36-3795742
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  (State of other                 (Commission                (IRS Employer
  jurisdiction of                 File Number)              Identification No.)
  incorporation)



800 E. Northwest Hwy., Des Plaines, IL                       60016
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(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (847) 824-1188



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ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              99.1 Press Release, dated April 21, 2003.

              99.2 Script of the Chief Executive and Financial Officers'
                   comments from the Registrant's First Quarter 2003 Earnings Conference Call


ITEM 9. Disclosure of Results of Operations and Financial Condition (The information under this Item 9 is being furnished pursuant to Item 12 of Form 8-K).

           On Monday, April 21, 2003, the Registrant issued a press release disclosing financial results for the quarter ended March 29, 2003. The press release is made part of this Form and is attached as Exhibit 99.1.

           Also on Monday, April 21, 2003, the Registrant hosted a conference call to discuss the results for the quarter ended March 29, 2003. A script of the Chief Executive and Financial Officers' comments from the Registrant's first quarter 2003 earnings conference call is made part of this Form and is attached as Exhibit 99.2.

           The press release made a part of the Form includes forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Registrant.

           These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward looking statements will not be achieved. The Registrant cautions you not to place undue reliance on these forward looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  Littelfuse, Inc.

Date:    April 22, 2003                     By:  /s/ Philip G. Franklin
         --------------                          ----------------------
                                                 Philip G. Franklin
                                                 Vice President, Treasurer
                                                 and Chief Financial Officer


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                                  Exhibit Index



99.1     Press Release, dated April 21, 2003.

99.2 Script of the Chief Executive and Financial Officers' comments from the Registrant's First Quarter 2003 Earnings Conference Call


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